SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

LEXENT INC.

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(Exact Name of Registrant as Specified in Charter)

Delaware 000-31105 13-3990223

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(State or Other Jurisdiction (Commission (I.R.S. Employer

of Incorporation) File Number) Identification No.)

Three New York Plaza, New York New York 10004

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(Address of Principal Executive Offices) (Zip Code)

Registrant s telephone number including area code (212) 981-0700

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(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

Walter C. Teagle, III, Director and Executive Vice President, Administration, of Lexent Inc. (the "Company"), resigned from the Company effective on July 15, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LEXENT INC.

(Registrant)

By: /s/ Kevin O Kane

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Kevin O Kane

President and

Chief Executive Officer, on

behalf of the Registrant.

Date: July 15, 2002

Document #: 548038/TFC